ALLSTATE FINANCIAL INVESTMENT TRUST

Allstate ClearTarget 2005 Retirement Fund

Allstate ClearTarget 2010 Retirement Fund

Allstate ClearTarget 2015 Retirement Fund

Allstate ClearTarget 2020 Retirement Fund

Allstate ClearTarget 2030 Retirement Fund

Allstate ClearTarget 2040 Retirement Fund

Allstate ClearTarget 2050 Retirement Fund

(each, a “ClearTarget Fund”, and collectively, the “ClearTarget Funds”)

—and—

Allstate Large Cap Index Fund

(“Index Fund”);

(the Index Fund and  each ClearTarget Fund are referred to as  a “Fund,” and collectively, the Index Fund and  all ClearTarget Funds are referred to as  the “Funds”)

IMPORTANT NOTICE

Supplement dated April 23, 2009

to the ClearTarget Funds Prospectus dated December 29, 2008,

as supplemented on February 16, 2009, March 2, 2009, March 4, 2009 and March 19, 2009

—and—

to the Index Fund Prospectus dated December 29, 2008

The Board of Trustees of Allstate Financial Investment Trust (the “Trust”) has approved a Plan of Liquidation (the “Plan”), which calls for the complete liquidation (the “Liquidation”) of the Allstate ClearTarget 2005 Retirement Fund, Allstate ClearTarget 2010 Retirement Fund, Allstate ClearTarget 2015 Retirement Fund, Allstate ClearTarget 2020 Retirement Fund, Allstate ClearTarget 2030 Retirement Fund, Allstate ClearTarget 2040 Retirement Fund, Allstate ClearTarget 2050 Retirement Fund, and Allstate Large Cap Index Fund, each a series of the Trust.

Pursuant to the Plan, the net redemption proceeds from each Fund’s liquidation of all its underlying assets will be distributed to its respective remaining shareholders on or about June 30, 2009 (“Liquidation Date”). During the course of implementation of the Plan, the Funds may not meet their respective investment objectives. The Board of Trustees of the Trust approved the Liquidation based upon the recommendation of Allstate Institutional Advisors, LLC, investment adviser to the Funds. Investors should be aware that the Funds are closed to new shareholder accounts and to additional purchases by existing shareholders.